                                 SCHEDULE 14A
                               (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                             SCHEDULE 14A INFORMATION
                     Proxy Statement Pursuant to Section
                 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ X ]  Preliminary Proxy Statement
[   ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[   ]  Confidential, For Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))



                     LIBERTY VARIABLE INVESTMENT TRUST
              ________________________________________________
               (Name of Registrant as Specified In Its Charter)

    _______________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1) Title of each class of securities to which transaction applies:


       2)  Aggregate number of securities to which transaction applies:


       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       4)  Proposed maximum aggregate value of transaction:


       5)  Total fee paid:


 [   ]    Fee paid previously with preliminary materials:


 [   ]    Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      1)  Amount Previously Paid:


      2)  Form, Schedule or Registration Statement no.:


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      4)  Date Filed:

                              LIBERTY MUTUAL FUNDS
                ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111
                                 (800) 345-6611


Dear Shareholder:

The Liberty Mutual Funds, as listed in the Notice of Special Meetings of Shareholders, will hold special meetings on June 1, 2000 at 10:00 a.m., Eastern Time, at the offices of Colonial Management Associates, Inc. (CMA), the Funds' investment advisor and/or administrator. A formal Notice of Special Meetings of Shareholders appears on the next few pages, followed by the proxy statement which explains in more detail the proposals to be considered. We hope that you can attend the Meetings in person; however, we urge you in any event to vote your shares at your earliest convenience.

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE HELP YOUR FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

The Liberty Mutual Funds are using D.F. King & Co., Inc. (D.F. King), a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the Meetings approaches, if we have not yet received your vote, you may receive a telephone call from D.F. King reminding you to exercise your right to vote.

Please take a few moments to review the details of each proposal. If you have any questions regarding the proxy statement, please feel free to call D.F. King at 1-800-769-5414.

We appreciate your participation and prompt response in these matters, and thank you for your continued support.

Sincerely,



Stephen E. Gibson, President

April __, 2000

              IMPORTANT INFORMATION FOR CONTRACT AND POLICY HOLDERS

            OF ALL LIBERTY VARIABLE INVESTMENT TRUST FUND SUBACCOUNTS

         This document contains your Proxy Statement and is accompanied by a voting instruction card(s). A voting instruction card (which we refer to in the Proxy Statement as a "proxy card" or "proxy") is, in essence, a ballot. When you complete your voting instruction card, it tells your insurance company how to vote on your behalf on important issues relating to the portion of your contract or policy that is allocated to your Fund subaccount(s). If you complete and sign the voting instruction card, it will be voted exactly as you instruct. If you simply sign your voting instruction card, it will authorize the proxies to vote "FOR" the proposal and to use their discretion to vote on any other matter that may come before the Special Meeting.

             Notice of Special Meeting of Shareholders--June 1, 2000

                        LIBERTY VARIABLE INVESTMENT TRUST

                  Colonial Global Equity Fund, Variable Series

             Colonial International Fund For Growth, Variable Series

              Colonial International Horizons Fund, Variable Series

                Stein Roe Global Utilities Fund, Variable Series


                  (each a "Fund" and, collectively, the "Funds").

         A special meeting of the shareholders of the above-named Funds, each a separate series of Liberty Variable Investment Trust, will be held on June 1, 2000, at 11:00 a.m., Boston time, at the offices of the Trust, One Financial Center, Boston, Massachusetts 02111, for the following purposes:

1. To approve New Sub-Advisory management Agreements among Liberty Variable Investment Trust, on behalf of the Funds, Liberty Advisory Service Corp., the Fund's advisor, and Newport Fund Management, Inc. and


2.     To act on such other business as may properly come before the meeting.

         Shareholders of record at the close of business on March 15, 2000 are entitled to notice of and to vote at the meeting and at any adjournments thereof.

                                         By order of the Board of Trustees,

                                         Nancy L. Conlin

                                         Secretary

April ___, 2000


YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE VOTE, SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE IMMEDIATELY.

              PROXY STATEMENT FOR A SPECIAL MEETING OF SHAREHOLDERS

                      OF LIBERTY VARIABLE INVESTMENT TRUST

                           TO BE HELD ON JUNE 1, 2000


         The enclosed proxy, which was first mailed on or about April __, 2000 is solicited by and on behalf of the Board of Trustees of Liberty Variable Investment Trust ("LVIT" or the "Trust") to be used at a special meeting of Shareholders (the "Meeting") of the Colonial Global Equity Fund, Variable
Series, the Colonial International Fund For Growth, Variable Series, the Colonial International Horizons Fund, Variable Series, and the Stein Roe Global Utilities Fund, Variable Series, (individually the "Fund" and collectively the "Funds") to be held at the office of the Trust, One Financial Center, Boston, Massachusetts 02111 on Thursday, June 1, 2000 at 11:00 a.m., Boston time, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting.

         Shareholders of record of each Fund of LVIT at the close of business on March 15, 2000 ("Record Date") are entitled to one vote for each share held and each fractional share shall be entitled to a proportionate fractional vote. As of the Record Date, the following number of shares of beneficial interest outstanding (without par value) were as follows:


Colonial Global Equity Fund, Variable Series                [________________]
Colonial International Fund For Growth, Variable Series     [________________]
Colonial International Horizons Fund, Variable Series       [________________]
Stein Roe Global Utilities Fund, Variable Series            [________________]


         All shares were owned of record by sub-accounts of separate accounts ("Separate Accounts") of life insurance companies (the "Participating Insurance Companies") established to fund benefits under variable annuity contracts and variable life insurance policies issued by the Participating Insurance Companies. As of the date of this Proxy Statement, the Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company (a wholly-owned subsidiary of Keyport), Keyport Benefit Life Insurance Company (a wholly-owned subsidiary of Keyport), Liberty Life Assurance Company of Boston (an affiliate of Keyport) and SAGE Life Assurance Company. As of this date of this Proxy Statement, Participating Insurance Companies (other than SAGE Life Assurance Company) are affiliated with Liberty Advisory Services Corp., ("LASC"), the advisor to the Trust.

         The Participating Insurance Companies are mailing copies of this proxy material to the holders of these contracts and policies who, by completing and signing the accompanying proxy cards, will instruct the Separate Accounts how they wish the shares of the Funds to be voted. The Separate Accounts will vote shares of the Funds as instructed on the proxy cards by their contract or policyholders. If no instructions are specified on a proxy returned by a contract or policy holder, the Separate Accounts will vote the shares of the Fund represented thereby in favor of each New Sub-Advisory agreement. The Separate Accounts intend to vote shares for which no proxies are returned in the same proportions as the shares for which instructions are received. In addition, Keyport, which owns shares of certain Funds in its general account, intends to vote such shares in the same proportion as the shares held in its Separate Accounts for which instructions are received.

         Further information concerning the Funds is contained in LVIT's annual and semiannual reports. If you would like to have copies of the reports sent to you free of charge, please write to Liberty Funds Distributor, Inc., One Financial Center, Boston, Massachusetts 02111 or call toll-free at 800-426-3750, or call your financial advisor.


BACKGROUND


         LASC, 125 High Street, Boston, Massachusetts 02110, manages the assets of: Colonial International Horizons Fund, Variable Series and Colonial Global Equity Fund, Variable Series pursuant to a management agreement with the Trust dated June 1, 1999; Colonial International Fund for Growth, Variable Series pursuant to a management agreement with the Trust dated May 2, 1994, as amended February 28, 1995; and Stein Roe Global Utilities Fund, Variable Series pursuant with the management agreement with the Trust dated June 7, 1993, as amended February 28, 1995; (the "Management Agreements"). Pursuant to the Management Agreements, LASC provides each Fund with overall advisory and administrative services, as well as general office facilities. LASC is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"). Liberty Financial is an asset accumulation and management company with two core product lines -- retirement-oriented insurance products and investment management products. Its principal executive offices are located at 600 Atlantic Avenue, 24th Floor, Boston, Massachusetts 02110. As of the date hereof, Liberty Mutual Insurance Company ("Liberty Mutual") owned approximately [ ] of Liberty Financial's outstanding voting stock. Liberty Mutual is a Massachusetts chartered mutual property and casualty insurance company. The principal business activities of Liberty Mutual's subsidiaries, other than Liberty Financial, are property-casualty insurance, insurance services and life insurance (including group life and health insurance products) marketed through its own sales force. Liberty Mutual's principal executive offices are located at 175 Berkeley Street, Boston, Massachusetts 02117.

         The Management Agreement permits LASC from time to time to engage one or more sub-advisers to assist in the performance of its services. Pursuant to such authority, LASC has engaged Colonial Management Associates, Inc. ("CMA"), a Massachusetts corporation, as sub-adviser to the Colonial Global Equity Fund, Variable Series, the Colonial International Fund for Growth, Variable Series, and the Colonial International Horizons Fund, Variable Series and LASC has engaged Stein Roe & Farnham, Incorporated ("SR&F"), a Delaware corporation, as sub-adviser to the Stein Roe Global Utilities Fund, Variable Series. Both CMA and SR&F are indirect wholly-owned subsidiaries of Liberty Financial. CMA's principal business address is One Financial Center, Boston, Massachusetts 02111. SR&F's principal business address is One South Wacker Drive, Chicago, Illinois 60606. CMA, LASC and the Trust have entered into sub-advisory agreements dated March 24, 1995 with respect to the Colonial International Fund for Growth, Variable Series, and June 1, 1999 with respect to the Colonial Global Equity Fund, Variable Series and the Colonial International Horizons, Variable Series. SR&F, LASC and the Trust have entered into sub-advisory agreements dated March 24, 1995 with respect to the Stein Roe Global Utilities Fund, Variable Series (collectively, the "Current Sub-Advisory Agreements"). Under the Current Sub-Advisory Agreements, CMA and SR&F manage the assets of their respective Funds in accordance with each Fund's investment objective and investment program, policies and restrictions under the supervision of LASC and the Board of Trustees.


         The Management Agreement also permits LASC to delegate some or all of its administrative duties and responsibilities under the agreement to Liberty Financial or any of its majority or greater owned subsidiaries.

         As more fully described below, the Trustees have approved the recommendation by LASC and its affiliates to terminate the Current Sub-Advisory Agreements and, subject to shareholder approval, enter into New Sub-Advisory agreements with Newport Fund Management, Inc. ("Newport"). Newport, whose principal business address is 580 California Street, San Francisco, California 94104, is a Virginia corporation and an indirect wholly-owned subsidiary of Liberty Financial.

1.  APPROVE OR DISAPPROVE NEW SUB-ADVISORY AGREEMENTS

A.  Description of Proposal.

         The Trustees of the Trust are proposing that shareholders approve New Sub-Advisory agreements (the "New Sub-Advisory Agreements") among Newport, LASC and the Trust with respect to each Fund. A description of the New Sub-Advisory Agreement, the services to be provided thereunder, and the procedures for termination and renewal are set forth below. The description of the New Sub-Advisory Agreements provided below is qualified in its entirety by reference to the form of the New Sub-Advisory Agreement, which is set forth in Appendix A to this Proxy Statement. Additional information about Newport is set forth below under "Other Information." The New Sub-Advisory Agreements were approved by all the Trustees, including those Trustees (the "Independent Trustees") who are not "interested persons" or "affiliates" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of Newport or of any other party to the New Sub-Advisory Agreements on February 17, 2000.


         Newport is an affiliate of CMA and SR&F, the Current Sub-advisors of the Funds. The New Sub-Advisory Agreements are identical to the Current Sub-Advisory Agreements, except that Newport will now provide investment management services to each of the Funds. With respect to each of the Funds, Newport will engage CMA or SR&F at Newport's own expense to provide administrative services to the Funds.


         The Current Sub-Advisory Agreements with Colonial Global Equity Fund, Variable Series, Colonial International Fund for Growth, Variable Series, and Colonial International Horizons Fund, Variable Series were initially approved by the sole shareholder of each Fund on June 1, 1999, March 24, 1995 and June 1, 1999, respectively. The Current Sub-Advisory Agreement with Stein Roe Global Utilities Fund, Variable Series was most recently approved by the shareholders of the Fund on November 10, 1999, when SR&F replaced CMA as sub-advisor to the Fund.


         Upon shareholder approval of the New Sub-Advisory Agreements, Newport will provide investment management services to the Funds under the New Sub-Advisory Agreements with those Funds. Newport will be paid at the same annual rate for providing these services.


         It is important to note that the annual rates payable by the Funds for investment management services will not increase or decrease as a result of the Funds entering into New Sub-Advisory Agreements.


         The New Sub-Advisory Agreements are identical in all material respects to the Current Sub-Advisory Agreements except for the identity of the sub-advisor, its date of effectiveness and termination, and as set forth in this paragraph. The New Sub-Advisory Agreements do not differ from the Current Sub-Advisory Agreements with respect to the sub-advisor's responsibilities and duties to each Fund, and the fees payable to the sub-advisor for providing those services. The New Sub-Advisory Agreements provide that Newport shall not seek satisfaction of any obligations assumed by the Trust pursuant to the agreement from the shareholders of the Funds, or from the Trustees or any individual Trustee of the Trust. Unlike the New Sub-Advisory Agreements, the Current Sub-Advisory Agreements do not contain any such provisions limiting the sub-advisor's recourse regarding obligations assumed by the Trust pursuant to that agreement.

         The New Sub-Advisory Agreements, if approved by the vote of the holders of a "majority of the outstanding voting securities" (as such term is defined below) of the Fund, will become effective upon such approval. The rate of compensation payable to Newport under the New Sub-Advisory Agreements will be the same as that payable to CMA and SR&F, respectively, under the Current Sub-Advisory Agreements. Under the New Sub-Advisory Agreements, LASC, out of the management fees it receives from the Trust, will pay to Newport for its services, a monthly fee at an annual percentage rate of each Fund's average daily net assets as determined at the close of each business day during the month as follows:


                                                                  Management Fee paid to     Sub-Advisory Fee paid to
                                                                    LASC from the Trust     Newport by LASC out of its
                                                                                                  Management Fee



Colonial Global Equity Fund, Variable Series                               0.95%                      0.75%
Colonial International Horizons Fund, Variable Series                      0.95%                      0.75%
Colonial International Fund for Growth, Variable Series                    0.90%                      0.70%
Stein Roe Global Utilities Fund, Variable Series                           0.65%                      0.45%

         Net fees accrued to LASC for advisory services provided pursuant to the current management agreements for the last completed fiscal year of the Fund ended December 31, 1999 were as follows: Colonial Global Equity Fund, Variable Series, $31,164; Colonial International Horizons Fund, Variable Series, $27,964; and Colonial International Fund for Growth Fund, Variable Series, $569,988. The Colonial Global Equity Fund, Variable Series and the Colonial International Horizons Fund, Variable Series commenced operations on June 1, 1999. Net fees accrued to LASC for advisory services provided pursuant to the current management agreements for the last completed fiscal year of the Stein Roe Global Utilities Fund ended December 31, 1999 were $554,892. Because LASC, CMA and SR&F are each indirect wholly-owned subsidiaries of Liberty Financial, LASC may be deemed an affiliated person of an affiliate of CMA or SR&F. Neither CMA, SR&F nor any affiliated person of CMA or SR&F, nor any affiliated person of any such person, received any other fees from the Trust for services provided to the Funds during the fiscal year of the Funds ended December 31, 1999.


         As of March 31, 2000, the approximate total net assets of each Fund were as follows:


                                                     Total Net Assets as of
                                                   March 31, 2000 (in millions)

Colonial Global Equities Fund, Variable Series              $8.7
Colonial International Horizons Fund, Variable Series      $10.0
Colonial International Fund for Growth, Variable Series    $81.1
Stein Roe Global Utilities Fund, Variable Series          $121.7

         Under the New Sub-Advisory Agreements, subject to the supervision of LASC and the Trustees, Newport will manage the assets of each Fund in accordance with each Fund's investment objective, policies and limitations set forth in the Trust's prospectus and statement of additional information, purchase and sell securities and other investments on behalf of each Fund, and report results to LASC and the Trustees.

         Under the New Sub-Advisory Agreements, Newport shall not be subject to any liability to the Trust, the Fund, any shareholder of the Trust or the Fund or any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services thereunder, in the absence of willful misfeasance, bad faith or gross negligence on the part of Newport, or reckless disregard of its obligations and duties thereunder.

         With respect to Colonial Global Equity Fund, Variable Series and Colonial International Horizons Fund, Variable Series, CMA has maintained a voluntary fee waiver and expense reimbursement such that total operating expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) have been limited to 1.15% annually of each Fund's average net assets.


         If the shareholders of those Funds approve the New Sub-Advisory Agreements, Newport will continue this voluntary fee waiver and reimbursement until further notice. Under the voluntary fee waiver and expense reimbursement, Colonial Global Equity Fund, Variable Series and the Colonial International Horizons Fund, Variable Series paid a management fee of 0.95% of their average daily net assets for the fiscal year ended December 31, 1999. If the New Sub-Advisory Agreement had been in effect during the fiscal year ended December 31, 1999, Colonial Global Equity Fund, Variable Series and Colonial International Horizons Fund, Variable Series would have paid fees at the same rate of 0.95%. Newport may terminate the fee waiver and expense reimbursement arrangement at any time.


B.        Consideration by the Board of Trustees.


         The Board of Trustees met on February 17, 2000, to consider, among other things, the proposed change of each Fund's investment sub-advisor. After due consideration, the Board of Trustees, including all Trustees who are not interested and who have no direct or indirect financial interests in the operation of the New Sub-Advisory Agreements or in any agreements related thereto, unanimously approved the New Sub-Advisory Agreements, subject to shareholder approval. The Board of Trustees concluded that the New Sub-Advisory Agreements are fair and reasonable, and are in the best interest of the shareholders of each Fund. During the course of their deliberations, the Board of Trustees considered a variety of factors including the compensation to be paid to Newport for its investment advisory services as well the continuation of expense waivers for certain Funds. The Board of Trustees, however, focused specifically on the experience and size of Newport's international investment management team, Newport's growth investment style, Newport's expertise and proven performance as an investment advisor of international and global growth funds similar to the Funds, as well as the increased complexity of the international securities markets.

C.        Comparison and Impact of the Current and New Sub-Advisory Agreements.

         For each of the Funds, the New Sub-Advisory Agreements are identical to the Current Sub-Advisory Agreement except for its effective date and the named investment sub-advisor. The New Sub-Advisory Agreements do not differ from the Current Sub-Advisory Agreements with respect to the sub-advisor's responsibilities and duties to the Funds, and the fees payable to the sub-advisor for providing those services.


         Compensation under the current and New Sub-Advisory Agreements is subject to reduction if in any year the expenses of a Fund exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer and sale. No such limits currently are in effect.


         Both the Existing and New Sub-Advisory Agreements provide that, subject to the Board of Trustees' supervision, the sub-advisor will manage the assets of each Fund in accordance with its Prospectus and Statement of Additional Information, purchase and sell securities and other investments on behalf of the Fund, and report results to the Board of Trustees periodically. Any liability of the sub-advisor to the Trust, the Funds and/or their shareholders is limited to situations involving the sub-advisor's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

         Each New Sub-Advisory Agreement provides that it will continue in effect for an initial term of two years from its date of execution (which is expected to be as soon as practicable after the Meetings, if it is approved by the shareholders) and thereafter so long as it is approved annually in accordance with the 1940 Act. The Existing and New Sub-Advisory Agreements may be terminated at any time by Newport, by the Board of Trustees or by vote of a majority of the outstanding voting securities of any Fund without penalty on 60 days' written notice, and shall automatically terminate upon any assignment. Each New Sub-Advisory Agreement may be amended only by the affirmative vote of the holders of a "majority of the outstanding voting securities" of each Fund.


D.  Comparison of Investment Objectives and Strategies.


         Except in the case of Colonial International Horizons Fund, Variable Series (the "International Horizons Fund") Newport will not change the investment objective or strategy of the Funds. CMA's investment strategy in selecting stocks for International Horizons Fund has been to choose companies in industries and markets which CMA believes will react favorably to inflation in the U.S. economy. Inflation-sensitive companies in which International Horizons Fund has invested include companies engaged in the development and processing of natural resources and companies engaged in consumer-oriented business. As the New Sub-Advisor to International Horizons Fund, Newport will no longer focus on inflation-sensitive stocks and will select stocks of international companies with long-term, above average growth potential. These are companies with proven management, predictable growth rates, and low levels of debt. Newport may sell a stock if there is a deterioration in a company's fundamentals or a change to a company's management style, or if Newport identifies a different company with more attractive growth prospects. The Board of Trustees has approved this change to the investment strategy of International Horizons Fund. The change in investment strategy of the Colonial International Horizons Fund is not a change to a fundamental policy of the Fund and therefore, shareholder approval of this change is not required. This change, however, does not affect International Horizons Fund's investment goal, which is to seek the preservation of capital purchasing power and long-term growth.


E.       Information concerning CMA, SR&F, Newport and their affiliates.

         CMA and SR&F

                  CMA, located at One Financial Center, Boston, Massachusetts 02111, and SR&F, located at One South Wacker Drive, Chicago, Illinois 60606, are wholly-owned subsidiaries of Liberty Funds Group, LLC ("LFG"), which in turn is an indirect wholly-owned subsidiary of Liberty Financial. Liberty Financial is a direct majority-owned subsidiary of LFC Management Corporation, which in turn is a direct wholly-owned subsidiary of Liberty Corporate Holdings, Inc., which in turn is a direct wholly-owned subsidiary of LFC Holdings, Inc., which in turn is a direct wholly-owned subsidiary of Liberty Mutual Equity Corporation, which in turn is a direct wholly-owned subsidiary of Liberty Mutual. As of February 29, 2000, LFC Management Corporation owned 72% of Liberty Financial. Liberty Financial is a diversified and integrated asset management organization which provides insurance and investment products to individuals and institutions. The principal executive offices of Liberty Financial, LFC Management Corporation, Liberty Corporate Holdings, Inc. and LFC Holdings, Inc. are located at 600 Atlantic Avenue, 24th Floor, Boston, Massachusetts 02210. Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the United States, organized under the laws of Massachusetts in 1912. The principal business activities of Liberty Mutual's subsidiaries other than Liberty Financial are property-casualty insurance, insurance services and life insurance (including group life and health insurance products) marketed through its own sales force. The principal executive offices of Liberty Mutual and Liberty Mutual Equity Corporation are located at 175 Berkeley Street, Boston, Massachusetts 02117.


                  CMA and/or its affiliate, Colonial Advisory Services, Inc. ("CASI"), has rendered investment advisory services to investment company, institutional and other clients since 1931. CMA currently serves as investment advisor or administrator for 51 open-end and 8 closed-end management investment company portfolios. As of December 31, 1999, CMA managed over $15 billion in assets. These mutual funds were owned by over 1.3 million shareholders.


                  The directors of CMA are Nancy L. Conlin, Stephen E. Gibson and Joseph R. Palombo. Mr. Gibson is the President and Chief Executive Officer of CMA. Ms. Conlin is a Senior Vice President, General Counsel, Secretary and Clerk of CMA. Mr. Palombo is the Executive Vice President and Chief Administrative Officer of CMA. The business address of the directors and officers of CMA is One Financial Center, Boston, Massachusetts 02111.

                  In addition, the following individuals who are officers of the Trust are also officers or directors of CMA: William J. Ballou, Suzan M. Barron, Michael G. Clarke, Nancy L. Conlin, J. Kevin Connaughton, Marian H. Desilets, Stephen E. Gibson, Ellen Harrington, Gail E. Knudsen, Joseph Palombo, Dianne Paras, Vincent P. Pietropaolo and John W. Reading.

           SR&F and its predecessor have been providing investment advisory services since 1932. SR&F acts as investment advisor to wealthy individuals, trustees, pension and profit sharing plans, charitable organizations and other institutional investors. As of December 31, 1999, SR&F managed over $30 billion in assets. These mutual funds were owned by over 464,000 shareholders. SR&F currently serves as investment advisor or administrator for 38 open-end and 2 closed-end management investment company portfolios.

                  The sole director of SR&F is C. Allen Merritt, Jr.
Mr. Merritt is Chief Operating Officer of Liberty Financial. The principal executive officers of SR&F are Messrs. Stephen E. Gibson and William E. Rankin. Mr. Gibson is President of SR&F's Mutual Funds division and Mr. Rankin is President of SR&F's Private Capital Management division. The business address of Mr. Merritt is 600 Atlantic Avenue, Federal Reserve Plaza, Boston, Massachusetts 02210; that of Mr. Gibson is One Financial Center, Boston, Massachusetts 02111; and that of Mr. Rankin is One South Wacker Drive, Chicago, Illinois 60606.

                  In addition, the following individuals who are officers of the Trust are also officers or directors of SR&F: William D. Andrews, David P. Brady, Daniel K. Cantor, Kevin M. Carome, Denise E. Chasmer, William M. Garrison, Stephen E. Gibson, Erik P. Gustafson, Loren A. Hansen, Harvey B. Hirschhorn, Lynn C. Maddux and Arthur J. McQueen.

                  CMA provides, and after shareholder approval of the New Sub-Advisory Agreements, will continue to provide, pricing and bookkeeping services to each of the Funds, pursuant to a Pricing and Bookkeeping Agreement. For each Fund, CMA is paid $27,000 annually plus 0.035% annually of each Fund's average net assets over $50 million.


                  For the fiscal year ended December 31, 1999, the pricing and bookkeeping fees paid by Colonial Global Equity Fund, Variable Series, Colonial International Fund for Growth, Variable Series, Colonial International Horizons Fund, Variable Series and Stein Roe Global Utilities Fund, Variable Series to CMA under the Pricing and Bookkeeping Agreements were $15,750, $31,946 and $15,750, and $40,059, respectively.

                  Liberty Funds Services, Inc. ("LFSI"), a subsidiary of LFG located at One Financial Center, Boston, Massachusetts 02111, is the Trust's investor servicing agent (transfer, plan and dividend disbursing agent, and shareholder services provider), for which it receives monthly fees paid by the Trust. The fee paid to LFSI is based on the average daily net assets of each Fund, charges based on the number of shareholder accounts and transactions, and reimbursement for certain out-of-pocket expenses. For the fiscal year ended December 31, 1999, the aggregate fees paid to LFSI on behalf of Colonial Global Equity Fund, Variable Series, Colonial International Fund for Growth, Variable Series, Colonial International Horizons Fund, Variable Series and Stein Roe Global Utilities Fund, Variable Series were approximately $4,375, $7,500, $4,375 and $7,500, respectively.

                  Liberty Funds Distributor,  Inc. ("LFDI"), a subsidiary of CMA located at One Financial Center, Boston, Massachusetts 02111, acts as distributor for the Funds under a distribution agreement. The Trustees have approved a 12b-1 plan (Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Colonial Global Equity Fund, Variable Series and the Colonial International Horizons Fund, Variable Series pay LFDI a service fee at an annual rate of 0.25% of each Fund's net assets. For the fiscal year ended December 31, 1999, the aggregate fees paid by the Colonial Global Equity Fund, Variable
Series to LFDI were $7,044 and the aggregate fees paid by the Colonial International Horizons Fund, Variable Series to LFDI were $6,601.

         CMA and SR&F may use the services of AlphaTrade Inc. ("AlphaTrade"), a registered broker-dealer subsidiary of CMA, when buying or selling certain equity securities for a Fund's portfolio pursuant to procedures adopted by the Trustees and Rule 17e-1 under the 1940 Act. For the fiscal year ended December 31, 1999, the aggregate commissions paid by CMA to AlphaTrade on behalf of Colonial International Fund for Growth, Variable Series were $180.00 which constituted 0.5% the Fund's aggregate brokerage commissions. No commissions were paid by CMA or SR&F to AlphaTrade on behalf of Colonial Global Equity Fund, Variable Series, Colonial International Horizons Fund, Variable Series and Stein Roe Global Utilities Fund, Variable Series for the fiscal year ended December 31, 1999.

                  In addition to the fees described above, each Fund pays all of its expenses not assumed by its manager or sub-advisor, including, without limitation, fees and expenses of the independent Trustees, interest charges, taxes, brokerage commissions, expenses of issue or redemption of shares, fees and expenses of registering and qualifying shares of each Fund for distribution under federal and state laws and regulations, custodial, auditing and legal expenses, expenses of determining net asset value of each Fund's shares, expenses of providing reports to shareholders, proxy statements and proxies to current shareholders, and its proportionate share of insurance premiums and professional association dues or assessments. Each Fund also is responsible for such non-recurring expenses as may arise, including litigation in which each Fund may be a party, and other expenses as determined by the Board of Trustees. Each Fund may have an obligation to indemnify its officers and Trustees with respect to litigation.


         Newport Fund Management, Inc.


                  Newport is a direct majority-owned subsidiary of Newport Pacific Management, Inc. ("Newport Pacific"), 580 California Street, San Francisco, CA 94104. Newport Pacific is a direct wholly-owned subsidiary of Liberty Newport Holdings, Limited ("Liberty Newport"), which in turn is a direct wholly-owned subsidiary of Liberty Financial, which in turn is a direct majority-owned subsidiary of Liberty Corporate Holdings Inc., which in turn is a direct wholly-owned subsidiary of LFC Holdings, Inc., which in turn is a direct wholly-owned subsidiary of Liberty Mutual Equity Corporation, which in turn is a direct wholly-owned subsidiary of Liberty Mutual.


                  The directors of Newport are Lindsay Cook and John M. Mussey. Mr. Cook is an Executive Vice President of Liberty Financial. Mr. Mussey is Vice Chairman of Newport and Newport Pacific. Thomas R. Tuttle is the President and Chief Executive Officer of Newport. He also is President of Newport Pacific. The business address of Mr. Cook is 600 Atlantic Avenue, Federal Reserve Plaza, Boston, Massachusetts 02210; and that of Messrs. Mussey and Tuttle is 580 California Street, San Francisco, California 94104.

F.  Other Funds Managed by Newport.

         In addition to the services proposed to be provided by Newport to each of the Funds, Newport also provides management and other services and facilities to other investment companies. Information with respect to the assets of and management fees payable to Newport by funds having investment objectives similar to those of the Funds is set forth below:

------------------------------------------------ -------------------------- -------------------------------------
                                                                                      Total Net Assets

                     Fund                               Annual Fee                     (in Thousands)
                                                                                       as of 3/31/00

------------------------------------------------ -------------------------- -------------------------------------
------------------------------------------------ -------------------------- -------------------------------------
Newport Tiger Fund                                       1.00%(a)                         $1,125.0
------------------------------------------------ -------------------------- -------------------------------------
------------------------------------------------ -------------------------- -------------------------------------
Stein Roe Small Cap Asian Tiger Fund                     1.15%(b)                             $14.7
------------------------------------------------ -------------------------- -------------------------------------
------------------------------------------------ -------------------------- -------------------------------------
Newport Japan Opportunities Fund                         0.95%(b)                             $90.9
------------------------------------------------ -------------------------- -------------------------------------
------------------------------------------------ -------------------------- -------------------------------------
Newport Greater China Fund                               1.15%(b)                             $79.9
------------------------------------------------ -------------------------- -------------------------------------
------------------------------------------------ -------------------------- -------------------------------------
Newport Asia Pacific Fund                                1.00%(b)                             $20.3
------------------------------------------------ -------------------------- -------------------------------------
------------------------------------------------ -------------------------- -------------------------------------
Newport Europe Fund                                         0.70%(c)                          $12.0
------------------------------------------------ -------------------------- -------------------------------------
------------------------------------------------ -------------------------- -------------------------------------
Stein Roe Asia Pacific Fund                              0.55%(d)                              $5.3
------------------------------------------------ -------------------------- -------------------------------------
------------------------------------------------ -------------------------- -------------------------------------

Newport Tiger Fund, Variable Series                        0.90%                              $50.5

------------------------------------------------ -------------------------- -------------------------------------

(a) The management fee is 1.00% for the first $100 million of average net assets; 0.75% for the next $1.4 billion; 0.70% for the next $1 billion; and 0.65% over $2.5 billion.


(b) Newport has voluntarily agreed to waive a certain portion of the management fee and reimburse the fund for certain expenses. Newport may terminate the fee waiver and expense reimbursement arrangement at any time. (c) The Fund commenced operations on November 1, 1999 and has not paid management fees to Newport. (d) Stein Roe & Farnham Incorporated is the advisor to the fund and receives an annual fee of 0.95%. Newport receives 0.55% as sub-advisor to the fund.


G.  Required Vote.


         Approval of a New Sub-Advisory Agreement for any Fund will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act), which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy.


         The Trustees unanimously recommend that shareholders of each Fund vote to approve each Fund's New Sub-Advisory Agreement.

         2.  OTHER BUSINESS

         The Trustees do not know of any other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the proxy holders.

                       FURTHER INFORMATION ABOUT VOTING


     Voting requirements. Each share is entitled to one vote on any matter that comes before the Meeting and each fractional share shall be entitled to a proportionate fractional vote. Shareholders of Funds will vote separately on matters affecting only their Fund, such as the approval of a New Sub-Advisory Agreement.


     Quorum. Thirty percent of the shares of each Fund entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business by the Fund's shareholders at the meeting.


     Solicitation of proxies. In addition to soliciting proxies by mail, the Trustees and employees of Liberty Financial or its affiliates may solicit proxies in person or by telephone but will not be additionally compensated therefor. Persons holding shares as nominees will upon request be reimbursed for their reasonable expenses in soliciting instructions from their principals. The expenses of the meeting or any adjournment thereof and of any proxy solicitation will be borne by Newport.


     Revocation of proxies. Any contract or policyholder may revoke his or her proxy one-day-before the shares represented thereby are voted by a written revocation received by the Participating Insurance Companies of LVIT or by properly executing a later-dated proxy.


    Date for receipt of shareholders' proposals for subsequent meetings of shareholders. LVIT's Agreement and Declaration of Trust does not provide for annual meetings of shareholders, and LVIT currently does not intend to hold such a meeting in 2000. Shareholder proposals for inclusion in the proxy statement for any subsequent meeting must be received by LVIT at One Financial Center, Boston, Massachusetts, 02111, within a reasonable period of time prior to any such meeting.


     Adjournment. If sufficient votes in favor of the election of each proposal are not received by the time scheduled for the meeting, proxy holders may propose adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The proxy holders will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the election of at least one nominee for trustee or at least one other proposal (if applicable). They will vote against any such adjournment those proxies required to be voted against all nominees and all other applicable proposals.


           FURTHER INFORMATION ABOUT LVIT, LASC AND THE SUB-ADVISORS

         LASC manages the assets of each Fund pursuant to a management agreement with the Trust (the "Management Agreement"). Pursuant to the Management Agreement, LASC provides each Fund with overall advisory and administrative services, as well as general office facilities. The directors and principal executive officers of LASC are Philip K. Polkinghorn (principal executive officer and director) and Stewart R. Morrison. The business address of LASC is 125 High Street, Boston, Massachusetts 02110.


         LASC is an  indirect  wholly-owned  subsidiary  of  Liberty  Financial.
Liberty Financial is an integrated asset accumulation and management organization. Liberty Financial is a majority-owned subsidiary of LFC Holdings, Inc. ("LFC Holdings"). LFC Holdings is a wholly-owned subsidiary of Liberty Mutual Equity Corporation ("Liberty Equity"). Liberty Equity is a wholly-owned subsidiary of Liberty Mutual. Liberty Mutual is a mutual insurance company, principally in the property/casualty insurance field. The address of Liberty Financial is Federal Reserve Plaza, 600 Atlantic Avenue, Boston, Massachusetts 02210; and the address of LFC Holdings, Liberty Equity and Liberty Mutual is 175 Berkeley Street, Boston, Massachusetts 02117.


          The Management Agreement permits LASC from time to time to engage one or more sub-advisors to assist in the performance of its services. Under the sub-advisory agreements, a sub-advisor manages the assets of a Fund in accordance with its investment objective and investment program, policies and restrictions under the supervision of LASC and the Board of Trustees. Pursuant to such authority, LASC has engaged each of CMA, Stein Roe, Newport, Liberty Asset Management Company ("LAMCO") and Crabbe Huson Group, Inc. ("Crabbe Huson") as sub-advisors. Each such entity is an indirect wholly-owned subsidiary of Liberty Financial.

          CMA, LASC and the Trust have entered into sub-advisory agreements for Colonial Growth and Income Fund, Variable Series, Colonial U.S. Growth & Income Fund, Variable Series, Colonial International Fund for Growth, Variable Series, Colonial Strategic Income Fund, Variable Series, Colonial High Yield Securities Fund, Variable Series, Colonial Small Cap Value Fund, Variable Series, Colonial Global Equity Fund, Variable Series and Colonial International Horizons Fund, Variable Series. The directors and principal executive officers of CMA are Stephen E. Gibson (principal executive officer and director), Nancy L. Conlin, and Joseph R. Palombo. Ms. Conlin and Messrs. Gibson and Palombo are also directors of LFDI, a wholly-owned subsidiary of CMA that is the principal underwriter for shares of the Trust. The business address of CMA and LFDI is One Financial Center, Boston, Massachusetts 02111.

         Stein Roe, LASC and the Trust have entered into a sub-advisory agreement for the Stein Roe Global Utilities Fund. The directors, of Stein Roe are Stephen E. Gibson (principal executive officer and director) Gary L. Countryman and C. Allen Merritt, Jr.

 The business address of Stein Roe is One South Wacker Drive, Chicago, IL 60606.

         LASC, Newport and the Trust have entered into a sub-advisory agreement with respect to the Newport Tiger Fund, Variable Series. The directors of Newport are John M. Mussey, Thomas R. Tuttle (principal executive officer), and Lindsay Cook. Mr. Cook is Executive Vice President of Liberty Financial. The address of Newport is 580 California Street, San Francisco, California 94104.

         LASC, LAMCO and the Trust have entered into a management and sub-advisory agreement with respect to Liberty All-Star Equity Fund, Variable Series. The directors and principal executive officer of LAMCO are John V. Carberry, Lindsay Cook and William R. Parmentier (principal executive officer and director). The address of LAMCO is 600 Atlantic Avenue, Boston, MA 02110.

         LASC, Crabbe Huson and the Trust have entered into a sub-advisory agreement with respect to the Crabbe Huson Real Estate Investment Fund, Variable Series. The directors and principal executive officer of Crabbe Huson are James
E. Crabbe (principal executive officer and director) and Lindsay Cook. The address of Crabbe Huson is 121 W. Morrison, Suite 1400, Portland, Oregon 97204.

         The principal occupation of each director and the principal executive officer of each of LASC, CMA, Stein Roe, Newport, and LAMCO is as a director and/or officer of, respectively, LASC, CMA, Stein Roe, Newport, LAMCO and Crabbe Husons and/or various of their respective affiliates.


         The following individuals are officers or directors of LVIT:
William J. Ballou, Suzan M. Barron, Michael G. Clarke, Nancy L. Conlin, J. Kevin Connaughton, Marian H. Desilets, Stephen E. Gibson, Ellen Harrington, Gail E. Knudsen, Russell L. Kane, Joseph Palombo, Dianne Paras, Vincent P. Pietropaolo and John W. Reading

     Independent Auditors. PricewaterhouseCoopers LLP is LVIT's independent auditors. No representative of the accounting firm is expected to be present at the shareholder meeting.

         Shareholdings. As of the record date, to the knowledge of the Funds, there were no holders of record of variable annuity contracts or variable life insurance policies who beneficially had the right to vote 5% or more of the outstanding shares of the Fund, as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Each Participating Insurance Company disclaims beneficial ownership of the shares of the Funds held of record by the sub-accounts of its separate accounts. As of the Record Date, Keyport owned the following amounts of shares of each Fund in its general account:

                                Fund Shares Owned

Colonial Growth and Income Fund, Variable Series Stein Roe Global Utilities Fund, Variable Series Colonial International Fund for Growth, Variable Series Colonial U.S. Growth & Income Fund, Variable Series Colonial Strategic Income Fund, Variable Series Newport Tiger Fund Variable Series Liberty All Star Equity Fund, Variable Series Colonial Small Cap Value Fund, Variable Series Colonial High Yield Securities Fund, Variable Series Colonial International Horizons Fund, Variable Series Colonial Global Equity Fund, Variable Series Crabbe Huson Real Estate Investment Fund, Variable Series


         Reports, proxy statements and other information have been filed with the SEC and may be inspected and copied at the SEC's public reference room, 450 Fifth Street, N.W., Washington, D.C. 20549 or visit the EDGAR Database on the SEC's website "http://www.SEC.GOV"). Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, (1-202-942-8090) at prescribed rates.

 SHAREHOLDERS ARE URGED TO VOTE, SIGN, AND MAIL THEIR PROXIES IMMEDIATELY.

                                             By Order of the Board of Trustees,



                                             Nancy L. Conlin
                                             Secretary


April ___, 2000

                                     FORM OF

                                   [FUND NAME]

                    NEWPORT MANAGEMENT SUB-ADVISORY AGREEMENT

     AGREEMENT dated [June 1, 2000] among LIBERTY VARIABLE INVESTMENT TRUST, a Massachusetts business trust (the "Trust"), with respect to [FUND NAME], VARIABLE SERIES (the "Fund"), LIBERTY ADVISORY SERVICES CORP., a Massachusetts corporation ("Advisor"), and NEWPORT FUND MANAGEMENT, INC., a Massachusetts corporation (the "Sub-Advisor").

     In consideration of the promises and covenants herein, the parties agree as follows:

     1. The Sub-Advisor will manage the investment of the assets of the Fund in accordance with its investment objective, policies and limitations set forth in the Trust's prospectus and statement of additional information, as amended from time to time, and will perform the other services herein set forth, subject to the supervision of the Advisor and the Board of Trustees of the Trust.

     2. In carrying out its investment management obligations, the Sub-Advisor shall:

                (a) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable;

                (b) purchase and sell securities and other investments for the Fund in accordance with the procedures described in the Trust's prospectus and statement of additional information; and

                (c) report results to the Advisor and to the Board of Trustees.

     3. The Sub-Advisor shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

     4. The Advisor shall pay the Sub-Advisor a monthly fee at the annual rate of [____]% of the average daily net assets of the Fund for managing the investment of the assets of the Fund provided in paragraph 1 above. Such fee shall be paid in arrears on or before the 10th day of the next following calendar month.

     5. This Agreement shall become effective on the date first written above, and (a) unless otherwise terminated, shall continue until the second anniversary of the date hereof, and from year to year thereafter so long as approved annually in accordance with the 1940 Act; (b) may be terminated without penalty on sixty days' written notice to the Sub-Advisor either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund;
         (c) shall automatically  terminate in the event of its assignment;  and
         (d) may be terminated without penalty by the Sub-Advisor on sixty day's written notice to the Trust.

     6.  This Agreement may be amended in accordance with the 1940 Act.

     7. For the purpose of the Agreement, the terms "vote of a majority of the outstanding shares," and "assignment" shall have their respective meanings defined in the 1940 Act and exemptions and interpretations issued by the Securities and Exchange Commission under the 1940 Act.

     8. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor, or reckless disregard of its obligations and duties hereunder, the Sub-Advisor shall not be subject to any liability to the Trust or the Fund, to any shareholder of the Trust or the Fund or to any person, firm or organization, for any act or omission in the course of or connection with rendering services hereunder.

     9. The Fund may use the name "Colonial," or any other name derived from the name "Colonial," only for so long as this Agreement or any extension, renewal, or amendment hereof remains in effect, including any similar agreement with any organization that shall have succeeded to the business of the Sub-Advisor. At such time as this Agreement or any extension, renewal or amendment hereof, or each such other similar successor organization agreement shall no longer be in effect, the Fund will cease to use any name derived from the name "Colonial," any name similar thereto, or any other name indicating that it is advised by or otherwise connected with the Sub-Advisor, or with any organization which shall have succeeded to the Sub-Advisor's business as an investment advisor.

10. The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Fund. The Sub-Advisor further agrees that it shall not seek satisfaction of any such obligation from the shareholders of the Fund, nor from the Trustees or any individual Trustee of the Trust.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                                [FUND NAME], VARIABLE SERIES

                                            By:  LIBERTY VARIABLE
                                                 INVESTMENT TRUST

                                             By:
                                               Stephen E. Gibson, President


                                               NEWPORT FUND MANAGEMENT, INC.

                                              By:
                                                  [TITLE]

                                               LIBERTY ADVISORY SERVICES CORP.

                                 LVIT CARD DRAFT

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                     LIBERTY VARIABLE INVESTMENT TRUST

                  COLONIAL GLOBAL EQUITY FUND, VARIABLE SERIES

          PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR A MEETING OF SHAREHOLDERS
                 OF EACH FUND NAMED ABOVE TO BE HELD ON JUNE 1, 2000

THE UNDERSIGNED HEREBY APPOINTS WILLIAM J. BALLOU, SUZAN M. BARRON, NANCY L. CONLIN, STEPHEN E. GIBSON, AND JOSEPH R. PALOMBO, AND EACH OF THEM, PROXIES OF THE UNDERSIGNED, WITH POWER OF SUBSTITUTION, TO VOTE AT THE SPECIAL MEETING OF SHAREHOLDERS OF COLONIAL GLOBAL EQUITY FUND, VARIABLE SERIES TO BE HELD AT 11:00 A.M. ON JUNE 1, 2000, AT ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS, AND AT ANY ADJOURNMENTS THEREOF, AS FOLLOWS:

1.  TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH NEWPORT FUND MANAGEMENT, INC.

[     ] FOR   [     ] AGAINST   [     ] ABSTAIN

2. IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.



----------------------     --------------------------------
         SIGNATURE                  SIGNATURE (JOINT OWNERS)           DATE

PLEASE SIGN YOUR NAME OR NAMES EXACTLY AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE. CORPORATE PROXIES SHOULD BE SIGNED BY AN AUTHORIZED OFFICER.

                               VOTING INSTRUCTIONS

                        LIBERTY VARIABLE INVESTMENT TRUST

                  COLONIAL GLOBAL EQUITY FUND, VARIABLE SERIES

INSTRUCTIONS OF VARIABLE CONTRACT PARTICIPANTS FOR VOTING SHARES OF LIBERTY VARIABLE INVESTMENT TRUST.

The ballot for which voting instructions are being requested is solicited by the Board of Trustees of Liberty Variable Investment Trust for a meeting of shareholders to be held on June 1, 2000.

The undersigned, being a Participant under a variable annuity contract or variable life insurance policy issued by Keyport Life Insurance Company or Keyport Benefit Life Insurance Company, (the "Insurance Company"), hereby instructs the Insurance Company to cause the shares of each of the above-referenced fund (the "Fund") allocable to Participant's contract or policy to be voted in the manner specified on the reverse side with respect to the matter described in the accompanying proxy statement.

THE INSURANCE COMPANY WILL FOLLOW VOTING INSTRUCTIONS ONLY IF THEY ARE RECEIVED AT LEAST ONE DAY PRIOR TO THE DATE OF THE MEETING. IF NO INSTRUCTIONS ARE SPECIFIED, THE INSURANCE COMPANY WILL VOTE THE SHARES IN FAVOR OF THE NEW SUB-ADVISORY AGREEMENT.

---------------------------------------------------------------
PLEASE MARK, SIGN, DATE AND RETURN THE VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

---------------------------------------------------------------

Please date and sign the name or names as printed hereon. Where there are Joint Participants, all Joint Participants should sign. Corporate Instructions should be signed by an authorized officer. Executors, administrators, trustees, etc. should so indicate when signing.

DATE: ____________________

---------------------------------------------------------------
(Signature of participant)
---------------------------------------------------------------

---------------------------------------------------------------
(Signature of joint participant)
---------------------------------------------------------------


1.  TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH NEWPORT FUND MANAGEMENT, INC.

[     ] FOR   [     ] AGAINST   [     ] ABSTAIN

2. IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                        LIBERTY VARIABLE INVESTMENT TRUST

             COLONIAL INTERNATIONAL FUND FOR GROWTH, VARIABLE SERIES

                   PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR A MEETING OF
                        SHAREHOLDERS TO BE HELD ON JUNE 1, 2000

THE UNDERSIGNED HEREBY APPOINTS WILLIAM J. BALLOU, SUZAN M. BARRON, NANCY L. CONLIN, STEPHEN E. GIBSON, AND JOSEPH R. PALOMBO, AND EACH OF THEM, PROXIES OF THE UNDERSIGNED, WITH POWER OF SUBSTITUTION, TO VOTE AT THE SPECIAL MEETING OF SHAREHOLDERS OF COLONIAL INTERNATIONAL FUND FOR GROWTH, VARIABLE SERIES (THE "FUND") TO BE HELD AT 11:00 A.M. ON JUNE 1, 2000, AT ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS, AND AT ANY ADJOURNMENTS THEREOF, AS
FOLLOWS:

1.  TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH NEWPORT FUND MANAGEMENT, INC.

[     ] FOR   [     ] AGAINST   [     ] ABSTAIN

2. IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.



----------------------     --------------------------------
         SIGNATURE                  SIGNATURE (JOINT OWNERS)           DATE

PLEASE SIGN YOUR NAME OR NAMES EXACTLY AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE. CORPORATE PROXIES SHOULD BE SIGNED BY AN AUTHORIZED OFFICER.

                               VOTING INSTRUCTIONS

                        LIBERTY VARIABLE INVESTMENT TRUST

             COLONIAL INTERNATIONAL FUND FOR GROWTH, VARIABLE SERIES

INSTRUCTIONS OF VARIABLE CONTRACT PARTICIPANTS FOR VOTING SHARES OF LIBERTY VARIABLE INVESTMENT TRUST.

The ballot for which voting instructions are being requested is solicited by the Board of Trustees of Liberty Variable Investment Trust for a meeting of shareholders to be held on June 1, 2000.

The undersigned, being a Participant under a variable annuity contract or variable life insurance policy issued by Keyport Life Insurance Company, Keyport Benefit Life Insurance Company, Independence Life & Annuity Company and Liberty Life Assurance Company of Boston (the "Insurance Company"), hereby instructs the Insurance Company to cause the shares of the above-referenced fund (the "Fund") allocable to Participant's contract or policy to be voted in the manner specified on the reverse side with respect to the matter described in the accompanying proxy statement.

THE INSURANCE COMPANY WILL FOLLOW VOTING INSTRUCTIONS ONLY IF THEY ARE RECEIVED AT LEAST ONE DAY PRIOR TO THE DATE OF THE MEETING. IF NO INSTRUCTIONS ARE SPECIFIED, THE INSURANCE COMPANY WILL VOTE THE SHARES IN FAVOR OF THE NEW SUB-ADVISORY AGREEMENT.

---------------------------------------------------------------
PLEASE MARK, SIGN, DATE AND RETURN THE VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

---------------------------------------------------------------

Please date and sign the name or names as printed hereon. Where there are Joint Participants, all Joint Participants should sign. Corporate Instructions should be signed by an authorized officer. Executors, administrators, trustees, etc. should so indicate when signing.

DATE: ____________________

---------------------------------------------------------------
(Signature of participant)
---------------------------------------------------------------

---------------------------------------------------------------
(Signature of joint participant)
---------------------------------------------------------------


1.  TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH NEWPORT FUND MANAGEMENT, INC.

[     ] FOR   [     ] AGAINST   [     ] ABSTAIN

2. IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                      LIBERTY VARIABLE INVESTMENT TRUST

              COLONIAL INTERNATIONAL HORIZONS FUND, VARIABLE SERIES

             PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR A MEETING OF
                     SHAREHOLDERS TO BE HELD ON JUNE 1, 2000

THE UNDERSIGNED HEREBY APPOINTS WILLIAM J. BALLOU, SUZAN M. BARRON, NANCY L. CONLIN, STEPHEN E. GIBSON, AND JOSEPH R. PALOMBO, AND EACH OF THEM, PROXIES OF THE UNDERSIGNED, WITH POWER OF SUBSTITUTION, TO VOTE AT THE SPECIAL MEETING OF SHAREHOLDERS OF COLONIAL INTERNATIONAL HORIZONS FUND, VARIABLE SERIES (THE "FUND") TO BE HELD AT 11:00 A.M. ON JUNE 1, 2000, AT ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS, AND AT ANY ADJOURNMENTS THEREOF, AS FOLLOWS:

1.  TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH NEWPORT FUND MANAGEMENT, INC.

[     ] FOR   [     ] AGAINST   [     ] ABSTAIN

2. IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.




----------------------     --------------------------------
         SIGNATURE                  SIGNATURE (JOINT OWNERS)           DATE


PLEASE SIGN YOUR NAME OR NAMES EXACTLY AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE. CORPORATE PROXIES SHOULD BE SIGNED BY AN AUTHORIZED OFFICER.

                               VOTING INSTRUCTIONS

                        LIBERTY VARIABLE INVESTMENT TRUST

              COLONIAL INTERNATIONAL HORIZONS FUND, VARIABLE SERIES

INSTRUCTIONS OF VARIABLE CONTRACT PARTICIPANTS FOR VOTING SHARES OF LIBERTY VARIABLE INVESTMENT TRUST.

The ballot for which voting instructions are being requested is solicited by the Board of Trustees of Liberty Variable Investment Trust for a meeting of shareholders to be held on June 1, 2000.

The undersigned, being a Participant under a variable annuity contract or variable life insurance policy issued by Keyport Life Insurance Company and Keyport Benefit Life Insurance Company (the "Insurance Company"), hereby instructs the Insurance Company to cause the shares of the above-referenced fund (the "Fund") allocable to Participant's contract or policy to be voted in the manner specified on the reverse side with respect to the matter described in the accompanying proxy statement.

THE INSURANCE COMPANY WILL FOLLOW VOTING INSTRUCTIONS ONLY IF THEY ARE RECEIVED AT LEAST ONE DAY PRIOR TO THE DATE OF THE MEETING. IF NO INSTRUCTIONS ARE SPECIFIED, THE INSURANCE COMPANY WILL VOTE THE SHARES IN FAVOR OF THE NEW SUB-ADVISORY AGREEMENT.

---------------------------------------------------------------
PLEASE MARK, SIGN, DATE AND RETURN THE VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

---------------------------------------------------------------

Please date and sign the name or names as printed hereon. Where there are Joint Participants, all Joint Participants should sign. Corporate Instructions should be signed by an authorized officer. Executors, administrators, trustees, etc. should so indicate when signing.

DATE: ____________________

---------------------------------------------------------------
(Signature of participant)
---------------------------------------------------------------

---------------------------------------------------------------
(Signature of joint participant)
---------------------------------------------------------------


1.  TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH NEWPORT FUND MANAGEMENT, INC.

[     ] FOR   [     ] AGAINST   [     ] ABSTAIN

2. IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                     LIBERTY VARIABLE INVESTMENT TRUST

                STEN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES

           PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR A MEETING OF
                  SHAREHOLDERS TO BE HELD ON JUNE 1, 2000

THE UNDERSIGNED HEREBY APPOINTS WILLIAM J. BALLOU, SUZAN M. BARRON, NANCY L. CONLIN, STEPHEN E. GIBSON, AND JOSEPH R. PALOMBO, AND EACH OF THEM, PROXIES OF THE UNDERSIGNED, WITH POWER OF SUBSTITUTION, TO VOTE AT THE SPECIAL MEETING OF SHAREHOLDERS OF STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES (THE "FUND") TO BE HELD AT 11:00 A.M. ON JUNE 1, 2000, AT ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS, AND AT ANY ADJOURNMENTS THEREOF, AS FOLLOWS:

1.  TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH NEWPORT FUND MANAGEMENT, INC.

[     ] FOR   [     ] AGAINST   [     ] ABSTAIN

2. IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.



----------------------     --------------------------------
         SIGNATURE                  SIGNATURE (JOINT OWNERS)           DATE


PLEASE SIGN YOUR NAME OR NAMES EXACTLY AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE. CORPORATE PROXIES SHOULD BE SIGNED BY AN AUTHORIZED OFFICER.

                               VOTING INSTRUCTIONS

                        LIBERTY VARIABLE INVESTMENT TRUST

                STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES

INSTRUCTIONS OF VARIABLE CONTRACT PARTICIPANTS FOR VOTING SHARES OF LIBERTY VARIABLE INVESTMENT TRUST.

The ballot for which voting instructions are being requested is solicited by the Board of Trustees of Liberty Variable Investment Trust for a meeting of shareholders to be held on June 1, 2000.

The undersigned, being a Participant under a variable annuity contract or variable life insurance policy issued by Keyport Life Insurance Company, Keyport Benefit Life Insurance Company, Independence Life & Annuity Company, Liberty Life Assurance Company of Boston and SAGE Life Assurance Company (the "Insurance Company"), hereby instructs the Insurance Company to cause the shares of the above-referenced fund (the "Fund") allocable to Participant's contract or policy to be voted in the manner specified on the reverse side with respect to the matter described in the accompanying proxy statement.

THE INSURANCE COMPANY WILL FOLLOW VOTING INSTRUCTIONS ONLY IF THEY ARE RECEIVED AT LEAST ONE DAY PRIOR TO THE DATE OF THE MEETING. IF NO INSTRUCTIONS ARE SPECIFIED, THE INSURANCE COMPANY WILL VOTE THE SHARES IN FAVOR OF THE NEW SUB-ADVISORY AGREEMENT.

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PLEASE MARK, SIGN, DATE AND RETURN THE VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

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Please date and sign the name or names as printed hereon. Where there are Joint Participants, all Joint Participants should sign. Corporate Instructions should be signed by an authorized officer. Executors, administrators, trustees, etc. should so indicate when signing.

DATE: ____________________

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(Signature of participant)
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(Signature of joint participant)
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1.  TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH NEWPORT FUND MANAGEMENT, INC.

[     ] FOR   [     ] AGAINST   [     ] ABSTAIN

2. IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.



                                              By:

                                               Philip K. Polkinghorn, President